Organization	12 Months Ended
Apr. 24, 2016
Organization
Organization

1. Organization

Organization— Isle of Capri Casinos, Inc., a Delaware corporation, was incorporated in February 1990. Except where otherwise noted, the words “we,” “us,” “our” and similar terms, as well as “Company,” refer to Isle of Capri Casinos, Inc. and all of its subsidiaries. We are a developer, owner and operator of branded gaming facilities and related lodging and entertainment facilities in markets throughout the United States. Our wholly owned subsidiaries own or operate fourteen casino gaming facilities in the United States located in Black Hawk, Colorado; Pompano Beach, Florida; Bettendorf, Marquette and Waterloo, Iowa; Lake Charles, Louisiana; Lula and Vicksburg, Mississippi; Boonville, Cape Girardeau, Caruthersville and Kansas City, Missouri; and Nemacolin, Pennsylvania.

Proposed Transaction with Eldorado Resorts, Inc.

On September 19, 2016, the Company entered into a definitive merger agreement whereby Eldorado Resorts, Inc. (“Eldorado” or “ERI”) will acquire all of the outstanding shares of Isle of Capri Casinos, Inc. (“Isle”) for $23.00 in cash or 1.638 shares of Eldorado common stock, at the election of each Isle shareholder, reflecting total consideration of approximately $1.7 billion. Upon completion of the transaction, Eldorado and Isle shareholders will hold approximately 62% and 38%, respectively, of the combined company’s outstanding shares. As a result of the merger, Isle will cease to be a publicly traded company.

The transaction has been unanimously approved by the Boards of Directors of both Eldorado and Isle. The transaction is subject to approval of the stockholders of Eldorado and Isle, the approval of applicable gaming authorities and other customary closing conditions, and is expected to be consummated in the second calendar quarter of 2017.

The terms of the agreement did not impact the Company’s consolidated financial statements as of or for the fiscal years ending April 24, 2016 or April 26, 2015.